Exhibit 10.41
                                                      -------------


                      CHANGE ORDER NO. 9A

                     DATED November 6, 1998

                               TO

                   PURCHASE AGREEMENT NO. 1663

                             BETWEEN

                       THE BOEING COMPANY

                               AND

                     UNITED AIR LINES, INC.


THIS CHANGE ORDER PERTAINS TO [*CONFIDENTIAL MATERIAL OMITTED AND
FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


Purchase Agreement No. 1663, dated December 18, 1990 between The
Boeing Company and United Air Lines, Inc. as previously amended
(the Agreement) is hereby further amended as follows:

I.     Effect of Changes on Exhibit A (Detail Specification).
       -----------------------------------------------------

     The attached Price Tabulation including the effects of the changes listed will be incorporated into Detail Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

NOTE:     Revision "B" of Detail Specification [*CONFIDENTIAL
MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] had not been completed at the time of signing of this Change Order 9A. Boeing will provide such revision concurrent with delivery of Buyer's next [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

II.     Effect of Changes on the Purchase Agreement (Except Exhibit A).
        --------------------------------------------------------------

     The effects of the foregoing changes, except Rapid
Revisions, are as follows:

     A.     Delivery Schedule.
            -----------------

            There is no change to the Aircraft delivery schedule as set forth in Article 2.1 of the Agreement on account of the attached changes.


P.A. 1663


Change Order No. 9A to
Purchase Agreement No. 1663
Page 2


     B.     Aircraft Price.
            --------------

            The Basic Price of each affected Model 777-222
Aircraft as set forth in Article 3 of the Agreement is adjusted on account of the foregoing changes as follows:

                        Per Aircraft Price      Per Aircraft Price
                        Adjustment              Adjustment
                        [*CONFIDENTIAL          [*CONFIDENTIAL
                        MATERIAL OMITTED        MATERIAL OMITTED
                        AND FILED               AND FILED
                        SEPARATELY WITH         SEPARATELY WITH
                        THE SECURITIES          THE SECURITIES
                        AND EXCHANGE            AND EXCHANGE
                        COMMISSION              COMMISSION
                        PURSUANT TO A           PURSUANT TO A
                        REQUEST FOR             REQUEST FOR
                        CONFIDENTIAL            CONFIDENTIAL
Aircraft Effectivity    TREATMENT]              TREATMENT]
--------------------    ------------------      ------------------



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

     C.     Advance Payment Base Price.
            --------------------------

            There is no change in the Advance Payment Base Prices set forth in Article 5.1 of the Agreement for the affected
Aircraft.

SIGNED as of the day and year first above written.

                     **********************

THE BOEING COMPANY                 UNITED AIR LINES, INC.

By  /s/ Brian R. Belka             By /s/ Douglas A. Hacker
    ------------------                ---------------------
                                          Douglas A. Hacker


Its Attorney-in-Fact               Its Senior Vice President and
    ----------------                   -------------------------
                                       Chief Financial Officer



P.A. 1663


Attachment to Change Order No. 9A
to Purchase Agreement No. 1663
Page 1 of 6


                   Weight and Price Tabulation
                   UAL Model 777-222 Aircraft


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


                  Post Contract Change Requests


Change     Change     Engineering   MEW     OEW   Change   Change
Number     Title      Tab Block                   Price    Price
                                                  [*CONFIDENTIAL
                                                  MATERIAL
                                                  OMITTED AND
                                                  FILED
                                                  SEPARATELY
                                                  WITH THE
                                                  SECURITIES AND
                                                  EXCHANGE
                                                  COMMISSION
                                                  PURSUANT TO A
                                                  REQUEST FOR
                                                  CONFIDENTIAL
                                                  TREATMENT]
______    _______     ____________  ____    ____  ______  _______


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


                         Master Changes

Change     Change     Engineering   MEW     OEW   Change   Change
Number     Title      Tab Block                   Price    Price
                                                  [*CONFIDENTIAL
                                                  MATERIAL
                                                  OMITTED AND
                                                  FILED
                                                  SEPARATELY
                                                  WITH THE
                                                  SECURITIES AND
                                                  EXCHANGE
                                                  COMMISSION
                                                  PURSUANT TO A
                                                  REQUEST FOR
                                                  CONFIDENTIAL
                                                  TREATMENT]
______    _______     ____________  ____    ____  ______  _______


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. 1663


Attachment to Change Order No. 9A
to Purchase Agreement No. 1663
Page 2 of 6


Change     Change     Engineering   MEW     OEW   Change   Change
Number     Title      Tab Block                   Price    Price
                                                  [*CONFIDENTIAL
                                                  MATERIAL
                                                  OMITTED AND
                                                  FILED
                                                  SEPARATELY
                                                  WITH THE
                                                  SECURITIES AND
                                                  EXCHANGE
                                                  COMMISSION
                                                  PURSUANT TO A
                                                  REQUEST FOR
                                                  CONFIDENTIAL
                                                  TREATMENT]
______    _______     ____________  ____    ____  ______  _______

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. 1663


Attachment to Change Order No. 9A
to Purchase Agreement No. 1663
Page 3 of 6


Change     Change     Engineering   MEW     OEW   Change   Change
Number     Title      Tab Block                   Price    Price
                                                  [*CONFIDENTIAL
                                                  MATERIAL
                                                  OMITTED AND
                                                  FILED
                                                  SEPARATELY
                                                  WITH THE
                                                  SECURITIES AND
                                                  EXCHANGE
                                                  COMMISSION
                                                  PURSUANT TO A
                                                  REQUEST FOR
                                                  CONFIDENTIAL
                                                  TREATMENT]
______    _______     ____________  ____    ____  ______  _______

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. 1663


Attachment to Change Order No. 9A
to Purchase Agreement No. 1663
Page 4 of 6


Change     Change     Engineering   MEW     OEW   Change   Change
Number     Title      Tab Block                   Price    Price
                                                  [*CONFIDENTIAL
                                                  MATERIAL
                                                  OMITTED AND
                                                  FILED
                                                  SEPARATELY
                                                  WITH THE
                                                  SECURITIES AND
                                                  EXCHANGE
                                                  COMMISSION
                                                  PURSUANT TO A
                                                  REQUEST FOR
                                                  CONFIDENTIAL
                                                  TREATMENT]
______    _______     ____________  ____    ____  ______  _______

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. 1663


Attachment to Change Order No. 9A
to Purchase Agreement No. 1663
Page 5 of 6


Change     Change     Engineering   MEW     OEW   Change   Change
Number     Title      Tab Block                   Price    Price
                                                  [*CONFIDENTIAL
                                                  MATERIAL
                                                  OMITTED AND
                                                  FILED
                                                  SEPARATELY
                                                  WITH THE
                                                  SECURITIES AND
                                                  EXCHANGE
                                                  COMMISSION
                                                  PURSUANT TO A
                                                  REQUEST FOR
                                                  CONFIDENTIAL
                                                  TREATMENT]
______    _______     ____________  ____    ____  ______  _______

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. 1663


Attachment to Change Order No. 9A
to Purchase Agreement No. 1663
Page 6 of 6


                       Total Weight Change

Engineering Tab Block           MEW                  OEW

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]




                       Total Price Change

Engineering Tab Block    Total Price Per        [*CONFIDENTIAL
                         [*CONFIDENTIAL          MATERIAL OMITTED
                         MATERIAL OMITTED        AND FILED SEPARATELY
                         AND FILED SEPARATELY    WITH THE SECURITIES
                         WITH THE SECURITIES     AND EXCHANGE
                         AND EXCHANGE            COMMISSION PURSUANT
                         COMMISSION PURSUANT     TO A REQUEST FOR
                         TO A REQUEST FOR        CONFIDENTIAL
                         CONFIDENTIAL            TREATMENT]
                         TREATMENT]
______________________   _____________________  ______________________

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


P.A. 1663